This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2004-C

All Information is Preliminary and Subject to Change

Excess Spread

		Static	Forward	Forward	Forward			Static	Forward	Forward	Forward
Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR	Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR
1	7/25/2004	362	362	1.10	1.58	51	9/25/2008	476	460	5.13	5.28
2	8/25/2004	363	349	1.30	1.75	52	10/25/2008	479	469	5.17	5.31
3	9/25/2004	364	335	1.52	1.92	53	11/25/2008	475	468	5.20	5.35
4	10/25/2004	369	331	1.67	2.08	54	12/25/2008	477	477	5.24	5.38
5	11/25/2004	367	314	1.88	2.24	55	1/25/2009	473	463	5.27	5.41
6	12/25/2004	372	315	1.97	2.39	56	2/25/2009	472	460	5.31	5.48
7	1/25/2005	370	302	2.11	2.56	57	3/25/2009	482	493	5.34	5.55
8	2/25/2005	372	289	2.33	2.70	58	4/25/2009	471	455	5.37	5.61
9	3/25/2005	383	297	2.52	2.81	59	5/25/2009	473	485	5.40	5.67
10	4/25/2005	375	275	2.60	2.91	60	6/25/2009	469	470	5.43	5.74
11	5/25/2005	380	274	2.75	3.02	61	7/25/2009	472	469	5.65	5.80
12	6/25/2005	377	253	2.97	3.13	62	8/25/2009	467	454	5.69	5.84
13	7/25/2005	381	268	2.88	3.21	63	9/25/2009	467	452	5.72	5.88
14	8/25/2005	378	254	3.00	3.34	64	10/25/2009	470	462	5.75	5.90
15	9/25/2005	378	247	3.13	3.46	65	11/25/2009	465	463	5.79	5.94
16	10/25/2005	381	247	3.25	3.57	66	12/25/2009	468	473	5.82	5.97
17	11/25/2005	378	231	3.38	3.70	67	1/25/2010	464	458	5.85	6.00
18	12/25/2005	381	233	3.49	3.81	68	2/25/2010	463	455	5.88	6.00
19	1/25/2006	377	217	3.61	3.93	69	3/25/2010	473	491	5.91	5.99
20	2/25/2006	376	208	3.74	4.08	70	4/25/2010	461	451	5.94	5.99
21	3/25/2006	386	229	3.84	4.21	71	5/25/2010	464	463	5.97	5.98
22	4/25/2006	375	195	3.96	4.35	72	6/25/2010	460	449	5.99	5.97
23	5/25/2006	475	305	4.07	4.50	73	7/25/2010	462	470	5.83	5.97
24	6/25/2006	469	288	4.18	4.63	74	8/25/2010	458	455	5.86	5.99
25	7/25/2006	500	309	4.44	4.78	75	9/25/2010	457	453	5.88	6.01
26	8/25/2006	494	289	4.56	4.91	76	10/25/2010	460	464	5.90	6.03
27	9/25/2006	492	281	4.67	5.02	77	11/25/2010	456	454	5.93	6.06
28	10/25/2006	493	283	4.79	5.13	78	12/25/2010	458	464	5.95	6.08
29	11/25/2006	488	319	4.91	5.25	79	1/25/2011	454	450	5.97	6.10
30	12/25/2006	490	322	5.02	5.36	80	2/25/2011	453	447	5.99	6.10
31	1/25/2007	485	303	5.14	5.47	81	3/25/2011	462	483	6.01	6.10
32	2/25/2007	483	295	5.25	5.39	82	4/25/2011	451	444	6.03	6.09
33	3/25/2007	493	324	5.35	5.30	83	5/25/2011	454	457	6.05	6.09
34	4/25/2007	480	280	5.46	5.20	84	6/25/2011	450	443	6.07	6.09
35	5/25/2007	500	369	5.57	5.10	85	7/25/2011	454	462	5.96	6.08
36	6/25/2007	495	349	5.67	4.99	86	8/25/2011	449	448	5.98	6.10
37	7/25/2007	496	419	4.68	4.86	87	9/25/2011	448	447	5.98	6.10
38	8/25/2007	489	400	4.73	4.91	88	10/25/2011	451	459	5.98	6.10
39	9/25/2007	487	399	4.79	4.96	89	11/25/2011	447	446	5.98	6.10
40	10/25/2007	488	407	4.84	5.02	90	12/25/2011	450	458	5.98	6.10
41	11/25/2007	481	458	4.89	5.06	91	1/25/2012	446	445	5.98	6.10
42	12/25/2007	481	466	4.94	5.11
43	1/25/2008	474	453	4.99	5.16
44	2/25/2008	474	448	5.04	5.17
45	3/25/2008	481	465	5.08	5.18
46	4/25/2008	474	439	5.13	5.19
47	5/25/2008	477	473	5.17	5.20
48	6/25/2008	475	458	5.22	5.20
49	7/25/2008	480	477	5.06	5.20
50	8/25/2008	477	463	5.09	5.24

Run at the Pricing Speed----------